EXHIBIT 99

                                  WFMBS 2004-T
                                    Replines
                                08/01/04 Cut-off

------------------------------------------------------------------------------------------------------------------------------------
                         Original                 Remaining
                         Term to      Original     Term to                                              Master
         Principal       Stated     Amortization   Stated       Loan      Gross       Servicing       Servicing
Group    Balance         Maturity       Term       Maturity     Age      Coupon          Fee             Fee
------------------------------------------------------------------------------------------------------------------------------------
1            536,946.73        360        360        338         22   3.8750000000   0.2500000000   0.0100000000
1            313,715.13        360        360        342         18   3.7500000000   0.2500000000   0.0100000000
1            772,040.78        360        360        344         16   3.6250000000   0.2500000000   0.0100000000
1          5,923,401.21        360        360        345         15   3.7997427968   0.2500000000   0.0100000000
1          5,552,570.67        360        360        346         14   3.7937034739   0.2500000000   0.0100000000
1            192,571.61        240        240        227         13   3.7500000000   0.2500000000   0.0100000000
1         13,686,215.81        360        360        347         13   3.7092853291   0.2500000000   0.0100000000
1         17,953,868.26        360        360        348         12   3.6211726951   0.2500000000   0.0100000000
1         38,829,428.58        360        360        349         11   3.7182324627   0.2500000000   0.0100000000
1         31,891,386.31        360        360        350         10   3.6945083238   0.2500000000   0.0100000000
1          8,297,888.25        360        360        351          9   3.7468995250   0.2500000000   0.0100000000
1          1,841,319.47        360        360        352          8   3.7670912004   0.2500000000   0.0100000000
1          1,662,491.40        360        360        353          7   3.7270217811   0.2500000000   0.0100000000
1          5,407,305.62        360        360        354          6   3.8017090804   0.2500000000   0.0100000000
1          7,931,066.69        360        360        355          5   3.7762286179   0.2500000000   0.0100000000
1         16,408,250.41        360        360        356          4   3.6532523102   0.2500000000   0.0100000000
1          7,704,620.92        360        360        357          3   3.7097768830   0.2500000000   0.0100000000
1         18,869,780.46        360        360        358          2   3.7744652551   0.2500000000   0.0100000000
1         13,273,523.38        360        360        359          1   3.7482896785   0.2500000000   0.0100000000
1            410,000.00        360        360        360          0   3.5000000000   0.2500000000   0.0100000000
------------------------------------------------------------------------------------------------------------------------------------
Total:   197,458,391.69        360        360        352          8   3.7172274439   0.2500000000   0.0100000000
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                 Rate
             Net            Gross         Months    Payment      Reset     Initial       Periodic         Rate         Remaining
Group       Coupon          Margin       to Roll   Reset Freq.   Freq.     Rate Cap      Rate Cap        Ceiling        IO Term
------------------------------------------------------------------------------------------------------------------------------------
1        3.6150000000   2.7500000000         14         12         12   2.0000000000   2.0000000000   9.8750000000          0
1        3.4900000000   2.7500000000         18         12         12   2.0000000000   2.0000000000   9.7500000000          0
1        3.3650000000   2.7500000000         20         12         12   2.0000000000   2.0000000000   9.6250000000          0
1        3.5397427968   2.7500000000         21         12         12   2.0000000000   2.0000000000   9.7997427968          0
1        3.5337034739   2.7500000000         22         12         12   2.0000000000   2.0000000000   9.7937034739          0
1        3.4900000000   2.7500000000         23         12         12   2.0000000000   2.0000000000   9.7500000000          0
1        3.4492853291   2.7500000000         23         12         12   2.0000000000   2.0000000000   9.6379919648          0
1        3.3611726951   2.7500000000         24         12         12   2.0000000000   2.0000000000   9.6211726951          0
1        3.4582324627   2.7500000000         25         12         12   2.0000000000   2.0000000000   9.7182324627          0
1        3.4345083238   2.7500000000         26         12         12   2.0000000000   2.0000000000   9.6945083238          0
1        3.4868995250   2.7500000000         27         12         12   2.0000000000   2.0000000000   9.7468995250          0
1        3.5070912004   2.7500000000         28         12         12   2.0000000000   2.0000000000   9.7670912004          0
1        3.4670217811   2.7500000000         29         12         12   2.0000000000   2.0000000000   9.7270217811          0
1        3.5417090804   2.7500000000         30         12         12   2.0000000000   2.0000000000   9.8017090804          0
1        3.5162286179   2.7500000000         31         12         12   2.0000000000   2.0000000000   9.7762286179          0
1        3.3932523102   2.7500000000         32         12         12   2.0000000000   2.0000000000   9.6532523102          0
1        3.4497768830   2.7500000000         33         12         12   2.0000000000   2.0000000000   9.7097768830          0
1        3.5144652551   2.7500000000         34         12         12   2.0000000000   2.0000000000   9.7744652551          0
1        3.4882896785   2.7500000000         35         12         12   2.0000000000   2.0000000000   9.7482896785          0
1        3.2400000000   2.7500000000         36         12         12   2.0000000000   2.0000000000   9.5000000000          0
------------------------------------------------------------------------------------------------------------------------------------
Total:   3.4572274439   2.7500000000         28         12         12   2.0000000000   2.0000000000   9.7122859655          0
------------------------------------------------------------------------------------------------------------------------------------


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                            Global Structured Finance

                                   WFMBS 04-T
                                  3/1 CMT Arms


--------------------------------------------------------------------------------

1. General Pool Characteristics

Pool Size: $197,458,391.69
Total Orig. Bal.: $202,488,380.00
Loan Count: 360
Cutoff Date: 2004-08-01
Avg. Cut-Off Balance: $548,495.53
W.A. FICO: 735
W.A. Orig. LTV: 60.86%
Earliest Orig. Date: 2002-09-13
Latest Maturity Date: 2034-08-01
W.A. Gross Coupon: 3.7172%
W.A. Net Coupon: 3.4572%
W.A. Servicing Fee: 0.2500%
W.A. Master Servicing Fee: 0.0100%
W.A. Pass-Through Rate: 3.4572%
W.A. Orig. Term: 359.9 months
W.A. Rem. Term: 351.5 months
W.A. Age: 8.4 months
% OLTV over 80: 0.43%
% with PMI: 0.43%
% OLTV over 80 with PMI: 100.00%
% with Prepay Penalty: 0.00%
% with Buy Downs: 0.00%
% Leaseholds: 0.00%
% Relocation: 0.00%
Max. Zipcode Conc.: 3.01%
W.A. Roll Term: 27.6 months
W.A. Margin: 2.750%
W.A. Initial Cap (ARMs): 2.000%
W.A. Interim Cap (ARMs): 2.000%
W.A. Life Cap (ARMs): 5.995%
W.A. Ceiling (ARMs): 9.712%
W.A. Floor (ARMs): 2.750%


--------------------------------------------------------------------------------


2. Original Balance

                      Original Balance             Percent
                      50,001 - 150,000               0.30%
                      150,001 - 250,000              4.59
                      250,001 - 350,000              7.99
                      350,001 - 450,000             12.50
                      450,001 - 550,000             12.97
                      550,001 - 650,000             13.80
                      650,001 - 750,000              7.43
                      750,001 - 850,000              7.52
                      850,001 - 950,000              5.01
                      950,001 - 1,050,000           16.61
                      1,050,001 - 1,150,000          0.55
                      1,150,001 - 1,250,000          0.60
                      1,250,001 - 1,350,000          1.26
                      1,450,001 - 1,550,000          1.38
                      >= 1,550,001                   7.50
                      Total:                       100.00%


Average: $562,467.72



--------------------------------------------------------------------------------


3. Current Coupon

                      Current Coupon               Percent
                      2.751 - 3.000                  0.31%
                      3.001 - 3.250                  1.09
                      3.251 - 3.500                 15.96
                      3.501 - 3.750                 47.45
                      3.751 - 4.000                 35.19
                      Total:                       100.00%


W.A.: 3.717
Lowest: 3.000
Highest: 3.875



--------------------------------------------------------------------------------


4. Credit Score

                      Credit Score                 Percent
                      800 - 849                      3.03%
                      750 - 799                     44.10
                      700 - 749                     29.97
                      650 - 699                     18.25
                      600 - 649                      3.95
                      550 - 599                      0.27
                      Not Scored                     0.42
                      Total:                       100.00%


W.A.: 735



--------------------------------------------------------------------------------


5. Product Type

                      Product Type                 Percent
                      3/27 1YR CMT                  99.90%
                      3/17 1YR CMT                   0.10
                      Total:                       100.00%




--------------------------------------------------------------------------------


6. Index

Index          Percent
1YR CMT          100.00%
Total:           100.00%




--------------------------------------------------------------------------------


7. Lien Position

                      Lien Position                Percent
                      1                            100.00%
                      Total:                       100.00%




--------------------------------------------------------------------------------


8. Loan Purpose

                      Loan Purpose                 Percent
                      R/T Refi                      58.02%
                      Purchase                      33.91
                      C/O Refi                       8.07
                      Total:                       100.00%




--------------------------------------------------------------------------------


9. Property Type

                      Property Type                Percent
                      SFR                           84.64%
                      Condo - Low                   11.71
                      Condo - High                   2.18
                      2-Family                       1.30
                      PUD Detached                   0.17
                      Total:                       100.00%




--------------------------------------------------------------------------------


10. State

                      State                        Percent
                      California                    80.14%
                      Washington                     2.70
                      Colorado                       2.49
                      Nevada                         1.89
                      Connecticut                    1.64
                      Other                         11.14
                      Total:                       100.00%




--------------------------------------------------------------------------------


11. Occupancy Status

                      Occupancy Status             Percent
                      Primary                       91.76%
                      Secondary                      8.24
                      Total:                       100.00%




--------------------------------------------------------------------------------


12. Documentation

                      Documentation                Percent
                      Full                          49.03%
                      Asset Only                    31.75
                      No Doc                        19.22
                      Total:                       100.00%




--------------------------------------------------------------------------------


13. Original LTV

                      Original LTV                 Percent
                      10.01 - 20.00                  1.40%
                      20.01 - 30.00                  4.61
                      30.01 - 40.00                  8.27
                      40.01 - 50.00                 11.48
                      50.01 - 60.00                 18.05
                      60.01 - 70.00                 23.02
                      70.01 - 80.00                 32.72
                      80.01 - 90.00                  0.43
                      Total:                       100.00%


W.A.: 60.86%
Lowest: 12.30%
Highest: 89.82%



--------------------------------------------------------------------------------


14. Delinquency*

                      Delinquency*                 Percent
                      0-29 days                    100.00%
                      Total:                       100.00%


* OTS method



--------------------------------------------------------------------------------


15. Scheduled Remaining Term

                      Scheduled Remaining Term     Percent
                      181 - 228                      0.10%
                      301 - 342                      0.43
                      343 - 348                     22.23
                      349 - 354                     44.53
                      355 - 360                     32.71
                      Total:                       100.00%


W.A.: 351.5 months
Lowest: 227 months
Highest: 360 months



--------------------------------------------------------------------------------


16. Buy Down

                      Buy Down                     Percent
                      N                            100.00%
                      Total:                       100.00%




--------------------------------------------------------------------------------


17. Gross Margin

                      Gross Margin                 Percent
                      2.750                        100.00%
                      Total:                       100.00%


W.A.: 2.750%
Lowest: 2.750%
Highest: 2.750%



--------------------------------------------------------------------------------


18. Initial Cap (ARMs)

                      Initial Cap (ARMs)           Percent
                      2.000                        100.00%
                      Total:                       100.00%


W.A.: 2.000%
Lowest: 2.000%
Highest: 2.000%



--------------------------------------------------------------------------------


19. Periodic Cap (ARMs)

                      Periodic Cap (ARMs)          Percent
                      2.000                        100.00%
                      Total:                       100.00%


W.A.: 2.000%
Lowest: 2.000%
Highest: 2.000%



--------------------------------------------------------------------------------


20. Maximum Rate (ARMs)

                      Maximum Rate (ARMs)          Percent
                      8.001 - 9.000                  0.80%
                      9.001 - 10.000                99.20
                      Total:                       100.00%


W.A.: 9.712%
Lowest: 8.750%
Highest: 9.875%



--------------------------------------------------------------------------------


21. Term to Roll (ARMs)

                      Term to Roll (ARMs)          Percent
                      13 - 18                        0.43%
                      19 - 24                       22.32
                      25 - 30                       44.53
                      31 - 36                       32.71
                      Total:                       100.00%


W.A.: 27.6 months
Lowest: 14 months
Highest: 36 months



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Banc of America Securities LLC


--------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.